united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 4/30

Date of reporting period: 4/30/24

ITEM 1. REPORTS TO SHAREHOLDERS.

Holbrook Income Fund

Holbrook Structured Income Fund

Class I Shares (HOBIX, HOSIX)

Investor Class Shares (HOBEX, HOSTX)

Class A Shares (HOBAX, HOSAX)

Annual Report

April 30, 2024

Advised by:

Holbrook Holdings, Inc.

3225 Cumberland Blvd SE Suite 100

Atlanta, GA 30339

www.holbrookholdings.com

1-877-345-8646

Distributed by Northern Lights Distributors, LLC

Member FINRA

Holbrook Income Fund / Holbrook Structured Income Fund Annual Shareholder Letter

The Holbrook Income Fund (the “Income Fund”) remains committed to pursuing its investment objective of providing its shareholders current income and its secondary objective of providing its shareholders capital preservation in a rising interest rate environment. We seek to achieve these objectives without the use of derivatives or leverage. Since inception we have never had exposure to derivatives, nor do we plan to utilize them in the foreseeable future. To these ends, our trailing performance is as follows: For the 12-month reporting period ended April 30, 2024, the Holbrook Income Fund Class I had a one-year return of 7.73% net of fees versus its benchmark, the Bank of America/Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index1, which returned 2.94% over the same time-period. From its inception date of July 6, 2016 to April 30, 2024, the Holbrook Income Fund had an annualized gain of 4.58% versus its benchmark which had an annualized return of 1.27% for that same period.

The Holbrook Structured Income Fund (the “Structured Income Fund”) remains committed to pursuing its investment objectives of providing its shareholders with current income and the opportunity for capital appreciation to produce a total return. Like the Income Fund, we seek to achieve these objectives without the use of derivatives or leverage. Since inception we have never had exposure to derivatives, nor do we plan to utilize them in the foreseeable future. To these ends, our trailing performance is as follows: For the 12-month reporting period ended April 30, 2024, the Holbrook Structured Income Fund Class I had a one-year return of 12.85% net of fees versus its benchmark, the Bloomberg US Aggregate Bond Index2, which had a total return of -1.47% for that same period. From its inception date of May 2, 2022, to April 30, 2024, the Holbrook Structured Income Fund Class I had an annualized gain of 9.75% net of fees versus its benchmark, the Bloomberg US Aggregate Bond Index, which had an annualized return -0.66% for that same period.

Inflation remained robust but the Fed was on pause for the second half of the year. The 3-year treasury rose from 3.72% to 4.88% over the course of the year creating a sizeable headwind for the fixed income market. Meanwhile, high yield corporate spreads (as measured by the Bloomberg US Corporate High Yield Average OAS Index) were tighter as financial conditions eased throughout much of the year – decreasing from 4.52% at the beginning of the year to 3.01% on April 30, 2024. Investment grade corporate spreads (as measured by the Bloomberg US Agg Corporate Avg OAS) decreased from 1.36% to 0.87%. Outperformance for the Holbrook Income Fund was largely driven by the fund’s low effective duration and maturity schedule which mitigated losses as rates rose. Opportunistic purchases of some baby bonds, as well as outperformance within that subsector also added to the fund’s outperformance of its benchmark. Within Holbrook Structured Income Fund, fund outperformance can be attributed to CLO and CMBS exposure which comprise over 90% of the portfolio. The CMBS exposure within the fund is mostly tied to multifamily and healthcare assets which have performed well. Over the past twelve months as the federal reserve has been raising interest rates, our CLO and CMBS positions, which are mostly floating rate, have seen their coupon rates almost double in some cases; this has been the main reason for outperformance as the yields on our holdings have increased.

Looking forward, it’s our opinion that macro-forecasts for the next 12 months are murky. Our expectation that core inflation would settle in the 3-4% range have come to fruition and we expect inflation to persist in this range. We believe that the Fed will be on hold for an extended period of time. We continue to execute our strategy of minimizing spread duration by shortening the maturity schedule for both funds. We are content to harvest yield at the short-end of the curve and to patiently wait for better opportunities in longer-dated and high yield paper for both funds.

[1]	The Bank of America /Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index - The Bank of America /Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index is a subset of the Bank of America Merrill Lynch U.S. Government/Corporate Index and tracks the performance of investment-grade debt securities with a remaining term to final maturity of less than 3 years. Investors cannot invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

[2]	Bloomberg US Aggregate Bond Index - The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

Thank you for your support of the Holbrook Income Fund and the Holbrook Structured Income Fund,

Scott Carmack
CEO Holbrook Holdings Inc.
Portfolio Manager

The views in this report are those of the Funds’ management. This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on the Funds’ management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

Holbrook Income Fund
Portfolio Review (Unaudited)
April 30, 2024

The Fund’s performance figures* for each period ended April 30, 2024, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year	5 Year Return	Since Inception (a)	Since Inception (b)
Class I	7.73%	4.82%	4.58%	N/A
Investor Class	7.17%	4.32%	4.07%	N/A
Class A	7.52%	N/A	N/A	2.30%
Class A with load	6.21%	N/A	N/A	1.82%
Bank of America/Merrill Lynch 1-3 Year U.S.
Corporate/Government Bond Index (c)	2.94%	1.27%	1.27%	0.12%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Per the fee table in the prospectus dated August 31, 2023, the Fund’s total annual operating expenses are 1.13% for Class I, 1.63% for Investor Class and 1.38% for Class A shares. The Fund’s advisor has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least September 1, 2024, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses (such as litigation) will not exceed 1.30%, 1.80% and 1.55% of average daily net assets attributable to Class I shares, Investor Class shares and Class A shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the advisor. These fee waivers and/or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recapture can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. For performance information current to the most recent month-end, please call toll-free 1-877-345-8646 or visit www.holbrookholdings.com.

(a)	Inception date is July 6, 2016, for Class I and Investor Class.

(b)	Inception date is July 23, 2021, for Class A.

(c)	Bank of America/Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index : The index is a subset of the Bank of America Merrill Lynch U.S. Government/Corporate Index and tracks the performance of investment-grade debt securities with a remaining term to final maturity of less than 3 years. Investors cannot invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

Comparison of the Change in Value of a $100,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Asset Management	28.0%
CLO	26.6%
Specialty Finance	9.6%
U.S. Treasury Inflation Protected	8.4%
Non Agency CMBS	6.7%
Electrical Equipment	2.9%
Institutional Financial Services	2.8%
Commercial Support Services	2.3%
Collateralized Mortgage Obligations	1.6%
Industrial Intermediate Prod	1.6%
Other/Short-Term Invesements	9.5%
100.0%

Please refer to the Schedule of Investments in this report for a detailed analysis of the Fund’s holdings.

Holbrook Structured Income Fund
Portfolio Review (Unaudited)
April 30, 2024

The Fund’s performance figures* for each period ended April 30, 2024, compared to its benchmark:

	1 Year	Since Inception (a)
Class I	12.85%	9.75%
Investor Class	12.37%	9.28%
Class A	12.66%	9.47%
Class A with load	10.16%	8.23%
Bloomberg U.S. Aggregate Bond Index (b)	(1.47)%	(0.66)%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Per the fee table in the prospectus dated August 31, 2023, the Fund’s total annual operating expenses are 2.36% for Class I, 2.86% for Investor Class and 2.61% for Class A shares. The Fund’s advisor has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least September 1, 2024, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses (such as litigation) will not exceed 1.50%, 2.00% and 1.75% of average daily net assets attributable to Class I shares, Investor Class shares and Class A shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the advisor. These fee waivers and/or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recapture can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. For performance information current to the most recent month-end, please call toll-free 1-877-345-8646 or visit www.holbrookholdings.com.

(a)	Inception date is May 2, 2022, for Class A, Class I and Investor Class.

(b)	The Bloomberg US Aggregate Bond Index : The index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $100,000 Investment

Top Holdings by Industry	% of Net Assets
CLO	73.6%
Non Agency CMBS	13.4%
Specialty Finance	1.4%
Other ABS	1.1%
Auto Loan	0.7%
Collateralized Mortgage Obligations	0.4%
Other/Short-Term Invesements	9.4%
100.0%

Please refer to the Schedule of Investments in this report for a detailed analysis of the Fund’s holdings.

HOLBROOK INCOME FUND
SCHEDULE OF INVESTMENTS
April 30, 2024

Shares					Fair Value
	COMMON STOCKS — 0.5%
	INSURANCE - 0.5%
2,829	Specialty Transportation Holdings, LLC(a) (i) (j)				$6,920,301

	TOTAL COMMON STOCKS (Cost $4,701,308)				6,920,301

			Coupon Rate
			(%)	Maturity
	PREFERRED STOCKS — 4.0%
	ASSET MANAGEMENT — 0.6%
370,022	Gladstone Investment Corporation		5.0000	05/01/26	8,858,327

	INDUSTRIAL INTERMEDIATE PROD — 1.6%
1,019,192	Steel Partners Holdings, L.P.		6.0000	02/27/26	24,307,729

	REAL ESTATE INVESTMENT TRUSTS — 0.2%
124,000	Vinebrook Homes Trust, Inc. (b) (j)		6.5000	10/07/27	2,827,200

	REAL ESTATE SERVICES — 1.1%
208,000	Greystone SDOF Preferred Equity, LLC (b)		6.7500	12/23/25	4,950,400
3,950	UIRC-GSA International, LLC (b)		6.5000	Perpetual	3,555,000
9,180	UIRC-GSA International, LLC (b)		6.0000	Perpetual	8,445,600
					16,951,000
	SPECIALTY FINANCE — 0.5%
279,128	PennyMac Mortgage Investment Trust		8.5000	09/30/28	7,112,181

	TOTAL PREFERRED STOCKS (Cost $60,006,432)				60,056,437

Principal
Amount ($)		Spread
	ASSET BACKED SECURITIES — 35.4%
	CLO — 26.6%
495,000	1828 CLO Ltd. Series 2016-1A CR(b),(c)	TSFR3M + 3.612%	8.9400	10/15/31	499,072
6,235,000	Allegro CLO II-S Ltd. Series 2014-1RA C(b),(c)	TSFR3M + 3.262%	8.5860	10/21/28	6,234,975
1,525,000	Allegro CLO VI Ltd. Series 2017-2A C(b),(c)	TSFR3M + 2.062%	7.3790	01/17/31	1,521,593
3,855,000	AMMC CLO XIII Ltd. Series 2013-13A B1LR(b),(c)	TSFR3M + 3.862%	9.1850	07/24/29	3,863,065

See accompanying notes which are an integral part of these financial statements.

HOLBROOK INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2024

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 35.4% (Continued)
	CLO — 26.6% (Continued)
250,000	Anchorage Capital CLO Ltd. Series 2014-3RA C(b),(c)	TSFR3M + 2.112%	7.4360	01/28/31	$250,240
5,000,000	Ares XL CLO Ltd. Series 2016-40A CRR(b),(c)	TSFR3M + 3.062%	8.3900	01/15/29	5,043,560
295,000	Barings CLO Ltd. Series 2017-1A B1(b),(c)	TSFR3M + 1.962%	7.2890	07/18/29	295,060
2,930,000	Barings CLO Ltd. Series 2018-3A C(b),(c)	TSFR3M + 2.162%	7.4860	07/20/29	2,932,675
2,638,000	Barings CLO Ltd. Series 2018-3A(b),(c)	TSFR3M + 3.162%	8.4860	07/20/29	2,643,867
4,010,000	Canyon Capital CLO Ltd. Series 2012-1RA D(b),(c)	TSFR3M + 3.262%	8.5900	07/15/30	4,017,695
6,356,000	Catamaran CLO Ltd. Series 2014-1A BR(b),(c)	TSFR3M + 2.422%	7.7460	04/22/30	6,375,474
6,692,000	CBAM Ltd. Series 2017-1A C(b),(c)	TSFR3M + 2.662%	7.9860	07/20/30	6,704,012
5,000,000	CBAM Ltd. Series 2017-1A D(b),(c)	TSFR3M + 4.012%	9.3360	07/20/30	5,044,820
12,500,000	CBAM Ltd./KY Series 2018-8A C(b),(c)	TSFR3M + 2.362%	7.6860	10/20/29	12,533,000
12,000,000	CBAM Ltd./KY Series 2018-8A D(b),(c)	TSFR3M + 3.312%	8.6360	10/20/29	12,015,635
3,000,000	CIFC Funding Ltd. Series 2014-2RA B1(b),(c)	TSFR3M + 3.062%	8.3850	04/24/30	3,010,530
8,000,000	Clear Creek CLO Ltd. Series 2015-1A CR(b),(c)	TSFR3M + 2.212%	7.5360	10/20/30	8,018,824
6,900,000	Cutwater Ltd. Series 2015-1A DR(b),(c)	TSFR3M + 3.712%	9.0400	01/15/29	6,909,425
390,591	Denali Capital CLO XI Ltd. Series 2015-1A CR(b),(c)	TSFR3M + 3.412%	8.7360	10/20/28	391,275
18,000,000	Dryden Senior Loan Fund Series 2017-47A D(b),(c)	TSFR3M + 3.662%	8.9900	04/15/28	18,068,418
670,000	Eaton Vance CLO Ltd. Series 2014-1RA C(b),(c)	TSFR3M + 2.362%	7.6900	07/15/30	670,716
2,205,000	Elevation CLO Ltd. Series 2014-2A CR(b),(c)	TSFR3M + 2.462%	7.7900	10/15/29	2,206,177
4,500,000	Elevation CLO Ltd. Series 2014-2A DR(b),(c)	TSFR3M + 3.462%	8.7900	10/15/29	4,506,075
3,000,000	Fillmore Park CLO Ltd Series 2018-1A(b),(c)	TSFR3M + 3.162%	8.4900	07/15/30	3,030,648
440,000	Galaxy XIX CLO Ltd. Series 2015-19A BRR(b),(c)	TSFR3M + 2.112%	7.4350	07/24/30	440,000
1,000,000	Galaxy XXI CLO Ltd. Series 2015-21A DR(b),(c)	TSFR3M + 2.912%	8.2360	04/20/31	1,008,249
1,335,000	Gallatin CLO IX Ltd. Series 2018-1A D1(b),(c)	TSFR3M + 3.362%	8.6860	01/21/28	1,336,155
1,250,000	Generate CLO 2 Ltd. Series 2A CR(b),(c)	TSFR3M + 2.112%	7.4360	01/22/31	1,252,450
10,500,000	Goldentree Loan Opportunities XI Ltd. Series 2015-11A CR2(b),(c)	TSFR3M + 2.012%	7.3390	01/18/31	10,511,256
4,500,000	Goldentree Loan Opportunities XI Ltd. Series 2015-11A DR2(b),(c)	TSFR3M + 2.662%	7.9890	01/18/31	4,536,392
3,628,000	Halcyon Loan Advisors Funding Ltd. Series 2017-2(b),(c)	TSFR3M + 2.362%	7.6790	01/17/30	3,631,233
8,650,000	Halcyon Loan Advisors Funding Ltd. Series 2018-2A B(b),(c)	TSFR3M + 2.612%	7.9360	01/22/31	8,670,284
420,000	Highbridge Loan Management Series 3A-2014 A2R(b),(c)	TSFR3M + 1.962%	7.2890	07/18/29	420,064
15,000,000	Jamestown CLO Ltd. Series 2018-6RA C(b),(c),(j)	TSFR3M + 3.262%	8.5850	04/25/30	15,000,000
845,064	JMP Credit Advisors Clo IV Ltd. Series 2017-1A(b),(c)	TSFR3M + 2.912%	8.2290	07/17/29	845,563
9,600,000	JMP Credit Advisors CLO V Ltd. Series 2018-1A D(b),(c)	TSFR3M + 3.612%	8.9290	07/17/30	9,687,552
8,000,000	KKR CLO 13 Ltd. Series 13 DR(b),(c)	TSFR3M + 2.462%	7.7890	01/16/28	8,011,448
1,775,000	KKR CLO Ltd. Series 10 DR(b),(c)	TSFR3M + 3.612%	8.9410	09/15/29	1,779,635

See accompanying notes which are an integral part of these financial statements.

HOLBROOK INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2024

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 35.4% (Continued)
	CLO — 26.6% (Continued)
3,000,000	KKR Financial CLO Ltd. Series 2013-1A BR(b),(c)	TSFR3M + 2.662%	7.9900	04/15/29	$3,000,000
500,000	Lockwood Grove CLO LTD Series 2014-1A(b),(c)	TSFR3M + 3.112%	8.4350	01/25/30	503,765
13,425,000	Madison Park Funding XIII Ltd. Series 2014-13A DR2(b),(c)	TSFR3M + 3.112%	8.4380	04/19/30	13,481,412
3,608,000	Madison Park Funding XXX LTD Series 2018-30A C(b),(c)	TSFR3M + 1.962%	7.2900	04/15/29	3,617,172
3,930,000	Mountain View CLO, LLC Series 2017-1A CR(b),(c)	TSFR3M + 2.612%	7.9390	10/16/29	3,931,081
820,000	Mountain View CLO, LLC Series 2017-1A D(b),(c)	TSFR3M + 3.862%	9.1890	10/16/29	821,052
4,550,000	Northwoods Capital XVI Ltd. Series 2017-16A C(b),(c)	TSFR3M + 2.412%	7.7190	11/15/30	4,563,372
335,000	OCP CLO Ltd. Series 2017-14a C(b),(c)	TSFR3M + 2.862%	8.1810	11/20/30	335,338
875,000	Octagon Investment Partners 30 Ltd. Series 2017-1A BR(b),(c)	TSFR3M + 2.212%	7.5360	03/17/30	875,900
1,000,000	OFSI BSL VIII Ltd. Series 2017-1A CR(b),(c)	TSFR3M + 2.262%	7.5890	08/16/29	1,000,713
10,750,000	OZLM Funding IV Ltd. Series 2013-4A BR(b),(c)	TSFR3M + 2.462%	7.7860	10/22/30	10,755,117
6,105,000	OZLM Funding IV Ltd. Series 2013-4A CR(b),(c)	TSFR3M + 3.612%	8.9360	10/22/30	6,114,725
1,485,000	OZLM XX Ltd. Series 2018-20A B(b),(c)	TSFR3M + 2.212%	7.5360	04/20/31	1,488,548
7,035,000	Palmer Square Loan Funding Ltd. Series 2021-1A C(b),(c)	TSFR3M + 3.162%	8.4860	04/20/29	7,046,566
460,000	Palmer Square Loan Funding Ltd. Series 2021-2A C(b),(c)	TSFR3M + 2.662%	7.9810	05/20/29	460,097
400,000	Palmer Square Loan Funding Ltd. Series 2021-3A B(b),(c)	TSFR3M + 2.012%	7.3360	07/20/29	400,299
7,000,000	Palmer Square Loan Funding Ltd. Series 2023-1A C(b),(c)	TSFR3M + 4.750%	10.0750	07/20/31	7,067,434
12,295,000	Parallel Ltd. Series 2017-1A DR(b),(c)	TSFR3M + 3.362%	8.6860	07/20/29	12,367,860
1,825,000	PennantPark CLO II Ltd. Series 2020-2A D(b),(c)	TSFR3M + 6.762%	12.0900	01/15/32	1,829,772
6,581,882	Ready Capital Mortgage Financing, LLC Series 2023-FL11 A(b),(c)	TSFR1M + 2.374%	7.6910	10/25/39	6,595,289
3,137,466	Shelter Growth CRE Issuer Ltd. Series 2022-FL4 A(b),(c)	TSFR1M + 2.296%	7.6150	06/17/37	3,145,040
1,000,000	Signal Peak CLO 2, LLC Series 2015-1A CR2(b),(c)	TSFR3M + 2.162%	7.4860	04/20/29	1,000,524
2,000,000	SOUND POINT CLO III-R LTD Series 2013-2RA D(b),(c)	TSFR3M + 3.212%	8.5400	04/15/29	2,011,162
3,250,000	Sound Point Clo XII Ltd. Series 2016-2A DR(b),(c)	TSFR3M + 4.112%	9.4360	10/20/28	3,267,466
4,931,000	Sound Point Clo XV Ltd. Series 2017-1A CR(b),(c)	TSFR3M + 2.312%	7.6380	01/23/29	4,936,947
16,824,500	Sound Point Clo XV Ltd. Series 2017-1A D(b),(c)	TSFR3M + 3.862%	9.1880	01/23/29	16,863,735
2,890,000	Sound Point Clo XVI Ltd. Series 2017-2A CR(b),(c)	TSFR3M + 2.462%	7.7850	07/25/30	2,892,988
17,000,000	SOUND POINT CLO XVII Series 2017-3A B(b),(c)	TSFR3M + 2.212%	7.5360	10/20/30	17,044,659
12,697,839	Symphony CLO XVII Ltd. Series 2016-17A DR(b),(c)	TSFR3M + 2.912%	8.2400	04/15/28	12,720,542
8,533,089	Telos Clo Ltd. Series 2013-3A DR(b),(c)	TSFR3M + 4.012%	9.3290	07/17/26	8,550,428
988,180	Telos CLO Ltd. Series 2014-6A DR(b),(c)	TSFR3M + 3.962%	9.2790	01/17/27	991,283
8,415,000	Telos CLO Ltd. Series 2014-5A CR(b),(c)	TSFR3M + 2.412%	7.7290	04/17/28	8,418,980
992,000	Telos CLO Ltd. Series 2014-5A DR(b),(c)	TSFR3M + 3.562%	8.8790	04/17/28	993,506
1,625,000	VENTURE XIII CLO Ltd. Series 2013-13A CR(b),(c)	TSFR3M + 2.562%	7.8830	09/10/29	1,625,835

See accompanying notes which are an integral part of these financial statements.

HOLBROOK INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2024

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 35.4% (Continued)
	CLO — 26.6% (Continued)
4,000,000	VENTURE XIII CLO Ltd. Series 2013-13A DR(b),(c)	TSFR3M + 3.562%	8.8830	09/10/29	$4,024,672
395,000	Venture XVII CLO Ltd. Series 2014-17A(b),(c)	TSFR3M + 2.112%	7.4400	04/15/27	396,089
11,895,000	Venture XVII CLO Ltd. Series 2014-17A DRR(b),(c)	TSFR3M + 3.082%	8.4100	04/15/27	11,953,083
360,000	Venture XVIII CLO Ltd. Series 2014-18A BR(b),(c)	TSFR3M + 1.912%	7.2400	10/15/29	360,021
2,740,000	Voya CLO Ltd. Series 2015-1A CR(b),(c)	TSFR3M + 2.612%	7.9390	01/18/29	2,747,209
696,511	Wellfleet CLO Ltd. Series 2016-1A CR(b),(c)	TSFR3M + 2.262%	7.5860	04/20/28	696,984
3,610,000	Wellfleet CLO Ltd. Series 2016-1A DR(b),(c)	TSFR3M + 3.162%	8.4860	04/20/28	3,616,094
2,290,000	Wellfleet CLO Ltd. Series 2017-1A BR(b),(c)	TSFR3M + 2.262%	7.5860	04/20/29	2,293,985
18,000,000	Wellfleet CLO Ltd. Series 2017-1A CR(b),(c)	TSFR3M + 3.862%	9.1860	04/20/29	18,060,642
3,932,185	Zais CLO 5 Ltd. Series 2016-2A B(b),(c)	TSFR3M + 3.562%	8.8900	10/15/28	3,942,369
651,000	Zais CLO 8 Ltd. Series 2018-1A D(b),(c)	TSFR3M + 2.912%	8.2400	04/15/29	652,984
					403,379,851
	COLLATERALIZED MORTGAGE OBLIGATIONS — 1.6%
4,171,893	Cascade Funding Mortgage Trust Series 2022-AB2 M3(b),(d)		2.0000	02/25/52	3,269,730
1,675,000	CFMT, LLC Series 2022-EBO2 M3(b),(d)		5.3280	07/25/54	1,671,980
2,000,000	Finance Of America Structured Securities Trust Series 2024-S2 AV(b),(c)	TSFR1M + 1.500%	6.8100	04/25/74	1,980,850
2,498,198	Imperial Fund Mortgage Trust Series 2022-NQM7 A1(b),(e)		7.3690	11/25/67	2,519,732
1,000,000	MFA Trust Series 2023-RTL1 A1(b),(e)		7.5750	08/25/27	997,827
1,764,979	PRKCM Trust Series 2023-AFC3 A1(b)		6.5840	09/25/58	1,762,172
5,000,000	RMF Proprietary Issuance Trust Series 2022-2 M3(b),(d)		3.7500	06/25/62	2,966,269
12,500,000	RMF Proprietary Issuance Trust Series 2022-3 M3(b),(d)		4.0000	08/25/62	7,827,167
407,091	Verus Securitization Trust Series 2023-1 A1(b),(e)		5.8500	12/25/67	403,368
207,422	Verus Securitization Trust Series 2023-3 A2(b),(e)		6.4380	03/25/68	206,113
623,018	Verus Securitization Trust Series 2023-5 A1(b),(e)		6.4760	06/25/68	622,868
					24,228,076
	NON AGENCY CMBS — 6.7%
4,960,000	BAMLL Commercial Mortgage Securities Trust Series 2019-BPR DMP(b),(d)		4.0240	11/05/32	4,539,191
3,007,721	BB-UBS Trust Series 2012-TFT(b)		2.8900	06/05/30	2,804,978
5,699,437	BPR Trust Series 2021-WILL A(b),(c)	TSFR1M + 1.864%	7.1850	06/15/38	5,697,514
2,667	Capital Funding Mortgage Trust Series 2021-19 B(b),(c)	TSFR1M + 15.210%	20.5400	10/27/24	2,660
9,784,554	Capital Funding Multifamily Mortgage Trust Series 2022-PM01 B(b),(c)	TSFR1M + 9.500%	14.8290	03/01/25	9,832,156
9,145,000	GS Mortgage Securities Corp Trust Series 2018-3PCK B(b),(c)	TSFR1M + 2.864%	8.1850	09/15/31	9,004,873
3,000,000	GS Mortgage Securities Corp Trust Series 2018-3PCK C(b),(c)	TSFR1M + 3.614%	8.9350	09/15/31	2,939,387

See accompanying notes which are an integral part of these financial statements.

HOLBROOK INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2024

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 35.4% (Continued)
	NON AGENCY CMBS — 6.7% (Continued)
10,463,000	GS Mortgage Securities Trust Series 2010-C1 C(b),(d)		5.6350	08/10/43	$10,221,109
2,000,000	GS Mortgage Securities Trust Series 2010-C1 D(b),(d)		6.5720	08/10/43	1,741,475
4,000,000	Hudsons Bay Simon JV Trust Series 2015-HB10 A10(b)		4.1540	08/05/34	3,770,671
5,520,000	Hudsons Bay Simon JV Trust Series 2015-HB10 B10(b)		4.9060	08/05/34	5,049,382
1,000,000	JPMBB Commercial Mortgage Securities Trust Series 2014-C25 B(d)		4.3470	11/15/47	911,754
3,550,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9 D(b),(d)		3.9410	05/15/46	3,020,269
3,300,000	Morgan Stanley Capital I Trust Series 2013-ALTM D(b),(d)		3.8280	02/05/35	2,579,352
10,681,000	Morgan Stanley Capital I Trust Series 2019-BPR B(b),(c)	TSFR1M + 2.692%	8.0200	05/15/36	10,563,936
8,941,000	Morgan Stanley Capital I Trust Series 2019-BPR C(b),(c)	TSFR1M + 3.642%	8.9700	05/15/36	8,754,740
2,300,000	Morgan Stanley Capital I Trust Series 2016-PSQ D(b),(d)		3.9540	01/10/38	1,824,930
4,405,000	MSCG Trust Series 2015-ALDR B(b),(d)		3.5770	06/07/35	3,917,566
3,231,000	WFRBS Commercial Mortgage Trust Series 2012-C9 E(b),(d)		4.8760	11/15/45	2,952,302
1,470,805	XCAL MORTGAGE TRUST Series 2019-1 A(b),(c)	TSFR1M + 3.864%	9.1920	05/06/24	1,442,455
1,873,572	XCALI Mortgage Trust Series 2020-5 A(b),(c)	TSFR1M + 3.370%	8.6970	10/06/24	1,875,380
5,000,000	X-Caliber Funding, LLC Series 2023-MF9 A(b),(c)	TSFR1M + 3.250%	8.5800	11/01/24	5,017,973
3,000,000	X-Caliber Funding, LLC Series 2024-SURF A(b)		12.0000	08/04/27	2,974,571
					101,438,624
	OTHER ABS — 0.5%
2,000,000	FMC GMSR Issuer Trust Series 2022-GT1 A(b)		6.1900	04/25/27	1,927,879
2,175,080	HRR Funding, LLC Series 2021-1(b) (i)		9.0000	12/20/36	1,740,064
1,617,292	New Residential Mortgage, LLC Series 2020-FNT1 A(b)		5.4370	06/25/25	1,587,650
816,210	New Residential Mortgage, LLC Series 2020-FNT2 A(b)		5.4370	07/25/25	800,587
1,000,000	Pagaya AI Debt Trust Series 2024-2 A(b)		6.3190	08/15/31	999,312
1,000,000	Pagaya AI Debt Trust Series 2024-3 A(b)		6.2580	10/15/31	998,834
					8,054,326
	TOTAL ASSET BACKED SECURITIES (Cost $538,089,019)				537,100,877

	CORPORATE BONDS — 48.0%
	ASSET MANAGEMENT — 27.4%
25,326,000	Apollo Investment Corporation		5.2500	03/03/25	24,765,022
2,063,398	B Riley Financial, Inc.		5.5000	03/31/26	45,043,979
22,440,000	Capital Southwest Corporation		4.5000	01/31/26	21,413,370

See accompanying notes which are an integral part of these financial statements.

HOLBROOK INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2024

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 48.0% (Continued)
	ASSET MANAGEMENT — 27.4% (Continued)
334,480	Crescent Capital BDC, Inc.		5.0000	05/25/26	$8,074,347
25,280,000	Fidus Investment Corporation		4.7500	01/31/26	24,079,979
3,900,000	Fidus Investment Corporation		3.5000	11/15/26	3,497,731
33,263,000	Gladstone Capital Corporation		5.1250	01/31/26	32,265,110
427,753	Great Elm Capital Corporation		6.7500	06/30/26	10,775,098
576,879	Great Elm Capital Corporation		5.8750	06/30/26	13,879,709
289,787	Horizon Technology Finance Corporation		4.8750	03/30/26	6,912,492
11,598,000	Investcorp Credit Management BDC, Inc.		4.8750	04/01/26	10,657,979
2,000,000	Medallion Financial Corporation(b)		7.5000	12/30/27	1,955,000
27,660,000	Monroe Capital Corporation		4.7500	02/15/26	26,074,055
11,000,000	NewtekOne, Inc.(b)		8.1250	02/01/25	11,070,788
32,540,000	PennantPark Floating Rate Capital Ltd.		4.2500	04/01/26	30,441,078
22,064,000	PennantPark Investment Corporation		4.5000	05/01/26	20,895,915
25,297,000	PennantPark Investment Corporation		4.0000	11/01/26	23,395,887
18,500,000	Portman Ridge Finance Corporation		4.8750	04/30/26	17,370,657
29,829,000	Saratoga Investment Corporation		4.3750	02/28/26	28,493,731
12,374,000	Saratoga Investment Corporation		4.3500	02/28/27	11,313,915
297,329	Saratoga Investment Corporation		6.0000	04/30/27	7,210,228
581,027	Trinity Capital, Inc.		7.0000	01/16/25	14,734,845
20,000,000	Trinity Capital, Inc.		4.3750	08/24/26	18,355,481
4,500,000	Trinity Capital, Inc.		4.2500	12/15/26	4,024,780
					416,701,176
	COMMERCIAL SUPPORT SERVICES — 2.3%
1,976,769	Charah Solutions, Inc. (j)		8.5000	08/31/26	34,593,458

	ELECTRICAL EQUIPMENT — 2.9%
1,653,842	Babcock & Wilcox Enterprises, Inc.		8.1250	02/28/26	31,422,997
749,541	Babcock & Wilcox Enterprises, Inc.		6.5000	12/31/26	12,427,390
					43,850,387
	ENTERTAINMENT CONTENT — 0.2%
1,100,748	Chicken Soup For The Soul Entertainment, Inc.		9.5000	07/31/25	3,698,513

	INSTITUTIONAL FINANCIAL SERVICES — 2.8%
274,443	Arlington Asset Investment Corporation(j)		6.0000	08/01/26	6,931,973

See accompanying notes which are an integral part of these financial statements.

HOLBROOK INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2024

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 48.0% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 2.8% (Continued)
1,858,470	B Riley Financial, Inc.		5.0000	12/31/26	$35,756,962
					42,688,935
	LEISURE FACILITIES & SERVICES — 1.3%
23,884,000	AMC Entertainment Holdings, Inc.		5.7500	06/15/25	19,681,947

	MACHINERY — 0.0%(f)
2,500,000	Briggs & Stratton Corporation(g)		6.8750	12/15/20	21,875

	METALS & MINING — 0.1%
34,598	Ramaco Resources, Inc.		9.0000	07/30/26	877,059

	REAL ESTATE INVESTMENT TRUSTS — 0.3%
210,500	HC Government Realty Trust, Inc.(b)		7.0000	08/14/27	4,946,750

	SOFTWARE — 1.6%
1,121,767	Synchronoss Technologies, Inc.		8.3750	06/30/26	23,557,107

	SPECIALTY FINANCE — 9.1%
15,766,000	ACRES Commercial Realty Corporation		5.7500	08/15/26	14,846,495
1,500,000	Broadmark Realty Capital, Inc.(b)		5.0000	11/15/26	1,388,585
1,000,000	Dakota Financial, LLC(b)		5.0000	09/30/26	922,866
2,000,000	First Help Financial, LLC(b)		6.0000	11/15/26	1,896,239
4,000,000	InvestCo, LLC / Preston Ventures, LLC / LS(b)		5.1250	08/13/26	3,678,597
3,250,000	Medallion Financial Corporation B(b)		7.2500	02/26/26	3,201,250
4,000,000	National Funding, Inc.(b)		5.7500	08/31/26	3,748,984
24,576,000	Nexpoint Real Estate Finance, Inc.		5.7500	05/01/26	22,994,911
15,000,000	Nexpoint Real Estate Finance, Inc.(b)		5.7500	05/01/26	13,811,337
29,548,135	OWS Cre Funding I, LLC Series 2021-MARG A(b),(c)	US0001M + 4.900%	10.3350	09/15/24	29,594,728

5,000,000	PDOF MSN Issuer, LLC(b),(c)	SOFRRATE + 4.500%	9.8200	03/01/25	4,938,531
941,916	Ready Capital Corporation		5.7500	02/15/26	22,775,529

See accompanying notes which are an integral part of these financial statements.

HOLBROOK INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2024

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 48.0% (Continued)
	SPECIALTY FINANCE — 9.1% (Continued)
169,489	Ready Capital Corporation		6.2000	07/30/26	$4,086,380
2,000,000	Regent Capital Corporation(b)		6.0000	12/28/26	1,888,048
76,566	Sachem Capital Corporation		6.8750	12/30/24	1,885,055
62,586	Sachem Capital Corporation		7.7500	09/30/25	1,539,616
3,000,000	X-Caliber Funding, LLC(b)		5.0000	09/24/24	2,875,453
2,000,000	X-Caliber Funding, LLC(b)		5.0000	03/01/25	1,943,780
					138,016,384
	TOTAL CORPORATE BONDS (Cost $756,777,570)				728,633,591

	U.S. GOVERNMENT & AGENCIES — 8.4%
	U.S. TREASURY INFLATION PROTECTED — 8.4%
42,804,320	United States Treasury Inflation Indexed Bonds		2.3750	01/15/25	42,736,249
44,452,170	United States Treasury Inflation Indexed Bonds		0.1250	04/15/25	43,313,114
41,875,200	United States Treasury Inflation Indexed Bonds		0.3750	07/15/25	40,907,345
					126,956,708
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $126,944,278)				126,956,708

Shares
	SHORT-TERM INVESTMENTS — 3.4%
	MONEY MARKET FUNDS - 3.4%
51,610,600	First American Government Obligations Fund, Class X, 5.22%(h) (Cost $51,610,600)				51,610,600

	TOTAL INVESTMENTS - 99.7% (Cost $1,538,129,207)				$1,511,278,514
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.3%				4,217,589
	NET ASSETS - 100.0%				$1,515,496,103

LLC	- Limited Liability Company

LTD	- Limited Company

See accompanying notes which are an integral part of these financial statements.

HOLBROOK INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2024

SOFRRATE	United States SOFR Secured Overnight Financing Rate

TSFR1M	Term Secured Overnight Financing Rate 1 Month

TSFR3M	Term Secured Overnight Financing Rate 3 Month

US0001M	ICE LIBOR USD 1 Month

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024 the total market value of 144A securities is $643,828,259 or 42.5% of net assets.

(c)	Variable rate security; the rate shown represents the rate on April 30, 2024.

(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(e)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at April 30, 2024.

(f)	Percentage rounds to less than 0.1%.

(g)	Represents issuer in default on interest payments; non-income producing security.

(h)	Rate disclosed is the seven day effective yield as of April 30, 2024.

(i)	The value of this security has been determined in good faith by the Adviser as the Valuation Designee pursuant to valuation procedures approved by the Board of Trustees.

(j)	The security is illiquid; total illiquid securities represent 4.4% of net assets.

See accompanying notes which are an integral part of these financial statements.

HOLBROOK STRUCTURED INCOME FUND
SCHEDULE OF INVESTMENTS
April 30, 2024

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 89.2%
	AUTO LOAN — 0.7%
538,000	Luxury Lease Partners Auto Lease Trust Series 2024-4 B(a)		10.4910	07/15/30	$529,875
1,093,848	Luxury Lease Partners Auto Lease Trust Series 2021-ARC2 B(a)		7.0000	07/15/27	1,074,853
					1,604,728
	CLO — 73.6%
1,500,000	1828 CLO Ltd. Series 2016-1A DR(a),(b)	TSFR3M + 6.852%	12.1800	10/15/31	1,501,500
7,750,000	Ares XL CLO Ltd. Series 2016-40A DR(a),(b)	TSFR3M + 6.612%	11.9400	01/15/29	7,754,449
3,000,000	Benefit Street Partners CLO XIV Ltd. Series 2018-14a E(a),(b)	TSFR3M + 5.612%	10.9360	04/20/31	2,996,808
3,329,000	Black Diamond Clo Ltd. Series 2017-1A C(a),(b)	TSFR3M + 4.212%	9.5350	04/24/29	3,338,674
5,000,000	CBAM Ltd. Series 2017-1A D(a),(b)	TSFR3M + 4.012%	9.3360	07/20/30	5,044,820
5,000,000	CBAM Ltd. Series 2017-1A E(a),(b)	TSFR3M + 6.762%	12.0860	07/20/30	4,998,145
5,000,000	CBAM Ltd./KY Series 2018-8A E(a),(b)	TSFR3M + 6.062%	11.3860	10/20/29	5,008,090
2,425,000	Cedar Funding VII Clo Ltd. Series 2018-7A E(a),(b)	TSFR3M + 4.812%	10.1360	01/20/31	2,400,619
1,000,000	CIFC Funding Ltd. Series 2017-5A D(a),(b)	TSFR3M + 6.362%	11.6790	11/16/30	1,011,078
3,720,000	Denali Capital CLO XI Ltd. Series 2015-1A DR(a),(b)	TSFR3M + 5.872%	11.1960	10/20/28	3,737,930
730,000	Dryden Senior Loan Fund Series 2017-47A D(a),(b)	TSFR3M + 3.662%	8.9900	04/15/28	732,775
5,880,000	Elevation CLO Ltd. Series 2017-6A D(a),(b)	TSFR3M + 3.912%	9.2400	07/15/29	5,887,415
7,737,500	Elevation CLO Ltd. Series 2017-6A E(a),(b)	TSFR3M + 6.862%	12.1900	07/15/29	7,760,798
6,845,000	Ellington CLO IV Ltd. Series 2019-4A D1(a),(b)	TSFR3M + 5.762%	11.0900	04/15/29	6,880,505
3,800,000	Flatiron CLO 18 Ltd. Series 2018-1A E(a),(b)	TSFR3M + 5.412%	10.7290	04/17/31	3,830,187
2,000,000	Galaxy XXI CLO Ltd. Series 2015-21A ER(a),(b)	TSFR3M + 5.512%	10.8360	04/20/31	1,997,792
4,900,000	Galaxy XXVII CLO Ltd. Series 2018-27A E(a),(b)	TSFR3M + 6.042%	11.3670	05/16/31	4,896,256
3,033,000	Gallatin CLO IX Ltd. Series 2018-1A E(a),(b)	TSFR3M + 5.732%	11.0560	01/21/28	3,033,000
2,800,000	Grippen Park CLO Ltd. Series 2017-1A E(a),(b)	TSFR3M + 5.962%	11.2860	01/20/30	2,796,161
1,300,000	Guggenheim CLO Ltd. Series 2020-1A ER(a),(b)	TSFR3M + 7.412%	12.7400	04/15/31	1,304,721
9,000,000	Hayfin Kingsland X Ltd. Series 2019-1A E(a),(b)	TSFR3M + 7.562%	12.8860	04/28/31	9,025,271
3,006,029	JMP Credit Advisors Clo IV Ltd. Series 2017-1A E(a),(b)	TSFR3M + 7.062%	12.3790	07/17/29	3,023,112
5,000,000	KKR CLO Ltd. Series 13 ER(a),(b)	TSFR3M + 5.212%	10.5390	01/16/28	5,014,200
3,602,324	Longfellow Place CLO Ltd. Series 2013-1A DRR(a),(b)	TSFR3M + 4.762%	10.0900	04/15/29	3,610,797
2,035,000	Madison Park Funding XIII Ltd. Series 2014-13A ER(a),(b)	TSFR3M + 6.012%	11.3380	04/19/30	2,047,717
2,752,951	Midocean Credit CLO V Series 2016-5A ER(a),(b)	TSFR3M + 5.862%	11.1880	07/19/28	2,759,789
5,000,000	OFSI BSL VIII Ltd. Series 2017-1A DR(a),(b)	TSFR3M + 4.062%	9.3890	08/16/29	5,006,910
1,000,000	OSD CLO 2021-23 Ltd. Series 2021-23A E(a),(b)	TSFR3M + 6.262%	11.5790	04/17/31	1,008,116
4,500,000	OZLM Funding IV Ltd. Series 2013-4A CR(a),(b)	TSFR3M + 3.612%	8.9360	10/22/30	4,507,169

See accompanying notes which are an integral part of these financial statements.

HOLBROOK STRUCTURED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2024

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 89.2% (Continued)
	CLO — 73.6% (Continued)
3,773,000	OZLM VIII Ltd. Series 2014-8A DRR(a),(b)	TSFR3M + 6.342%	11.6590	10/17/29	$3,803,422
750,000	Palmer Square Loan Funding Ltd. Series 2021-2A D(a),(b)	TSFR3M + 5.262%	10.5810	05/20/29	750,233
500,000	Palmer Square Loan Funding Ltd. Series 2021-3A D(a),(b)	TSFR3M + 5.262%	10.5860	07/20/29	500,895
2,250,000	Palmer Square Loan Funding Ltd. Series 2021-4A D(a),(b)	TSFR3M + 5.262%	10.5900	10/15/29	2,253,686
1,250,000	Palmer Square Loan Funding Ltd. Series 2022-1A E(a),(b)	TSFR3M + 7.200%	12.5290	04/15/30	1,256,374
2,000,000	Palmer Square Loan Funding Ltd. Series 2023-1A D(a),(b)	TSFR3M + 8.000%	13.3250	07/20/31	2,006,912
1,350,000	Post CLO Ltd. Series 2018-1A E(a),(b)	TSFR3M + 6.132%	11.4590	04/16/31	1,342,703
4,250,000	Stratus CLO Ltd. Series 2021-2A E(a),(b)	TSFR3M + 6.012%	11.3360	12/28/29	4,291,000
4,000,000	Symphony CLO XVII Ltd. Series 2016-17A ER(a),(b)	TSFR3M + 5.812%	11.1400	04/15/28	4,008,936
5,000,000	Symphony Static CLO I Ltd. Series 2021-1A E1(a),(b)	TSFR3M + 5.612%	10.9350	10/25/29	5,034,355
1,500,000	TCI-Flatiron Clo Ltd. Series 2017-1A E(a),(b)	TSFR3M + 6.612%	11.9310	11/18/30	1,506,083
8,810,000	Venture Xxv Clo Ltd. Series 2016-25A D2(a),(b)	TSFR3M + 4.472%	9.7960	04/20/29	8,819,637
3,367,643	Vibrant Clo VI Ltd. Series 2017-6A D(a),(b)	TSFR3M + 4.162%	9.4940	06/20/29	3,386,697
3,000,000	Wellfleet CLO Ltd. Series 2017-1A CR(a),(b)	TSFR3M + 3.862%	9.1860	04/20/29	3,010,107
2,391,802	WhiteHorse X Ltd. Series 2015-10A E(a),(b)	TSFR3M + 5.562%	10.8790	04/17/27	2,396,835
640,000	Zais Clo 14 Ltd. Series 2020-14a DR(a),(b)	TSFR3M + 4.762%	10.0900	04/15/32	642,294
1,065,000	Zais CLO 5 Ltd. Series 2016-2A C(a),(b)	TSFR3M + 4.762%	10.0900	10/15/28	1,068,055
5,595,000	Zais Clo 6 Ltd. Series 2017-1A D(a),(b)	TSFR3M + 4.142%	9.4700	07/15/29	5,611,472
					164,604,500
	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
1,044,712	Cascade Funding Mortgage Trust Series 2022-AB2 M3(a),(c)		2.0000	02/25/52	818,795

	NON AGENCY CMBS — 13.4%
192,000	BAMLL Commercial Mortgage Securities Trust Series 2019-BPR EMP(a),(c)		4.0240	11/05/32	173,381
2,500,000	BPR Trust Series 2021-WILL D(a),(b)	TSFR1M + 5.114%	10.4350	06/15/38	2,484,734
196,000	BX Commercial Mortgage Trust Series 2019-IMC G(a),(b)	TSFR1M + 3.646%	8.9670	04/15/34	194,151
1,453,500	Capital Funding Mortgage Trust Series 2022-P01 B(a),(b)	TSFR1M + 13.700%	19.0290	06/20/24	1,433,497
4,800,000	Capital Funding Mortgage Trust Series 2021-19 B(a),(b)	TSFR1M + 5.210%	20.5400	10/27/24	4,788,481
458,952	Capital Funding Mortgage Trust Series 2022-27 B(a),(b)	TSFR1M + 9.910%	15.2390	02/11/25	447,635
4,100,000	Capital Funding Multifamily Mortgage Trust Series 2022-PM01 B(a),(b)	TSFR1M + 9.500%	14.8290	03/01/25	4,119,946
62,608,764	COMM Mortgage Trust Series 2014-UBS5 XA(c),(d)		0.7780	09/10/47	22,351
3,325,226	COMM Mortgage Trust Series 2015-CR22(c),(d)		0.8130	03/10/48	11,451
6,120,789	COMM Mortgage Trust Series 2015-CR23 XA(c),(d)		0.8350	05/10/48	35,260

See accompanying notes which are an integral part of these financial statements.

HOLBROOK STRUCTURED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2024

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 89.2% (Continued)
	NON AGENCY CMBS — 13.4% (Continued)
3,624,021	COMM Mortgage Trust Series 2015-LC21 XA(c),(d)		0.7630	07/10/48	$16,348
7,154,019	CSAIL Commercial Mortgage Trust Series 2015-C1 XA(c),(d)		0.8030	04/15/50	14,375
4,576,601	CSMC Trust Series 2016-NXSR XA(c),(d)		0.6770	12/15/49	58,293
3,000,000	GS Mortgage Securities Corp Trust Series 2018-3PCK C(a),(b)	TSFR1M + 3.614%	8.9350	09/15/31	2,939,387
850,000	GS Mortgage Securities Trust Series 2010-C1 D(a),(c)		6.5720	08/10/43	740,127
880,000	JP Morgan Chase Commercial Mortgage Securities Series 2020-NNN DFX(a)		3.6200	01/16/37	507,083
6,164,998	JPMBB Commercial Mortgage Securities Trust Series 2014-C18 XA(c),(d)		0.3930	02/15/47	75
15,319,296	JPMBB Commercial Mortgage Securities Trust Series 2014-C21 XA(c),(d)		0.8570	08/15/47	1,846
12,126,398	JPMBB Commercial Mortgage Securities Trust Series 2014-C25 XA(c),(d)		0.7940	11/15/47	14,133
4,366,868	JPMBB Commercial Mortgage Securities Trust Series 2015-C27 XA(c),(d)		1.1370	02/15/48	18,005
1,000,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9 D(a),(c)		3.9410	05/15/46	850,780
14,507,608	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19 XA(c),(d)		0.9500	12/15/47	14,830
3,575,192	Wells Fargo Commercial Mortgage Trust Series 2015-LC22 XA(c),(d)		0.7350	09/15/58	27,397
4,000,000	WFRBS Commercial Mortgage Trust Series 2012-C9 E(a),(c)		4.8760	11/15/45	3,654,970
4,387,401	WFRBS Commercial Mortgage Trust Series 2014-C20 XA(c),(d)		0.7760	05/15/47	79
21,662,255	WFRBS Commercial Mortgage Trust Series 2014-C21 XA(c),(d)		0.9720	08/15/47	5,093
471,250	XCALI Mortgage Trust Series 2021-10 B1(a),(b)	TSFR1M + 8.120%	13.4470	05/26/24	467,953
374,715	XCALI Mortgage Trust Series 2020-5 B1(a),(b)	TSFR1M + 8.370%	13.6970	10/06/24	373,888
419,048	X-Caliber Funding, LLC Series 2023-MF9 B1(a),(b)	TSFR1M + 6.500%	11.8300	11/15/24	420,613
4,165,000	X-Caliber Funding, LLC Series 2021-7 B1(a),(b)	TSFR3M + 6.000%	11.4420	01/06/26	4,065,831
2,000,000	X-Caliber Funding, LLC Series 2024-SURF A(a)		12.0000	08/04/27	1,983,048
					29,885,041
	OTHER ABS — 1.1%
995,444	Pagaya AI Debt Trust Series 2023-6 A(a)		7.1280	06/16/31	997,979
676,262	Pagaya AI Debt Trust Series 2024-1 A(a)		6.6600	07/15/31	677,822
819,899	Reach Abs Trust Series 2024-1A A(a)		6.3000	02/18/31	821,024
					2,496,825
	TOTAL ASSET BACKED SECURITIES (Cost $198,789,675)				199,409,889

See accompanying notes which are an integral part of these financial statements.

HOLBROOK STRUCTURED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2024

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 1.4%
	SPECIALTY FINANCE — 1.4%
500,000	X-Caliber Funding, LLC(a)	11.0000	09/24/24	$491,519
2,654,000	X-Caliber Funding, LLC(a)	11.0000	03/01/25	2,570,225
				3,061,744
	TOTAL CORPORATE BONDS (Cost $3,107,347)			3,061,744

Shares
	SHORT-TERM INVESTMENTS — 7.2%
	MONEY MARKET FUNDS - 7.2%
16,127,167	First American Government Obligations Fund, Class X, 5.22%(e) (Cost $16,127,167)			16,127,167

	TOTAL INVESTMENTS - 97.8% (Cost $218,024,189)			$218,598,800
	OTHER ASSETS IN EXCESS OF LIABILITIES- 2.2%			5,023,947
	NET ASSETS - 100.0%			$223,622,747

LLC	- Limited Liability Company

LTD	- Limited Company

TSFR1M	Term Secured Overnight Financing Rate 1 Month

TSFR3M	Term Secured Overnight Financing Rate 3 Month

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024 the total market value of 144A securities is $202,232,097 or 90.4% of net assets.

(b)	Variable rate security; the rate shown represents the rate on April 30, 2024.

(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)	Interest only securities.

(e)	Rate disclosed is the seven day effective yield as of April 30, 2024.

See accompanying notes which are an integral part of these financial statements.

18

Holbrook Funds
Statements of Assets and Liabilities
April 30, 2024

		Holbrook Structured
	Holbrook Income Fund	Income Fund
ASSETS
Total Investments, at cost	$1,538,129,207	$218,024,189
Total Investments, at value	$1,511,278,514	$218,598,800
Dividends and Interest receivable	9,985,739	1,232,581
Receivable for Fund shares sold	3,397,163	8,906,476
Receivable for securities sold	6,637,748	1,871,625
Prepaid expenses and other assets	134,972	69,297
TOTAL ASSETS	1,531,434,136	230,678,779

LIABILITIES
Payable for securities purchased	$5,434,758	$6,500,875
Payable for Fund shares redeemed	7,148,035	155,298
Dividends payable	1,903,156	134,207
Investment advisory fees payable	972,667	181,138
Distribution (12b-1) fees payable	72,693	9,266
Payable to related parties	168,076	32,556
Accrued expenses and other liabilities	238,648	42,692
TOTAL LIABILITIES	15,938,033	7,056,032
NET ASSETS	$1,515,496,103	$223,622,747

NET ASSETS CONSIST OF:
Paid in capital	$1,585,954,801	$223,553,365
Accumulated gains (losses)	(70,458,698)	69,382
NET ASSETS	$1,515,496,103	$223,622,747

NET ASSET VALUE PER SHARE:
Class I Shares:
Net Assets	$1,309,324,351	$193,864,800
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	135,141,430	19,740,265
Net asset value (Net Assets ÷ Shares Outstanding) offering and redemption price per share	$9.69	$9.82

Investor Class Shares:
Net Assets	$151,880,625	$24,777,451
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	15,542,248	2,518,712
Net asset value (Net Assets ÷ Shares Outstanding) offering and redemption price per share	$9.77	$9.84

Class A Shares:
Net Assets	$54,291,127	$4,980,496
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	5,593,816	506,915
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.71	$9.83
Maximum offering price per share (net asset value plus maximum sales charge of 1.25% and 2.25%, respectively)	$9.83	$10.06

The accompanying notes are an integral part of these financial statements.

Holbrook Funds
Statements of Operations
For the Year Ended April 30, 2024

		Holbrook Structured
	Holbrook Income Fund	Income Fund
INVESTMENT INCOME
Interest	$79,522,664	$8,312,209
Dividends	25,861,010	—
Dividend Income from Affiliates	2,498,225	—
TOTAL INVESTMENT INCOME	107,881,899	8,312,209

EXPENSES
Investment advisory fees	10,674,023	675,816
Distribution (12b-1) fees:
Investor Class	711,701	31,601
Class A	94,392	7,340
Administrative services fees	790,261	113,338
Third party Administration servicing fees	1,445,304	58,407
Transfer agent fees	537,013	52,520
Registration fees	127,684	23,366
Accounting services fees	165,122	37,435
Legal fees	27,869	29,065
Custodian fees	113,476	7,850
Printing and postage expenses	66,628	5,757
Compliance officer fees	45,401	15,950
Audit fees	30,786	21,673
Trustees fees and expenses	15,546	15,982
Insurance expense	25,486	5,004
Other expenses	49,423	9,703
TOTAL EXPENSES	14,920,115	1,110,807

Less: Expense voluntarily waived by the Advisor	(185,071)	—
Less: Fees waived by Advisor	—	(51,234)

NET EXPENSES	14,735,044	1,059,573

NET INVESTMENT INCOME	93,146,855	7,252,636

REALIZED AND UNREALIZED GAIN /(LOSS) ON INVESTMENTS
Net realized loss from:
Investments	(17,268,520)	(476,994)
Affiliated Investments	(564,762)	—
Net realized loss on investments	(17,833,282)	(476,994)

Net change in unrealized appreciation on:
Investments	26,133,873	1,421,359
Affiliated Investments	833,576	—
Net change in unrealized appreciation on investments	26,967,449	1,421,359

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	9,134,167	944,365

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$102,281,022	$8,197,001

The accompanying notes are an integral part of these financial statements.

Holbrook Funds
Statements of Changes in Net Assets

	Holbrook Income Fund		Holbrook Structured Income Fund (1)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	April 30, 2024	April 30, 2023	April 30, 2024	April 30, 2023
FROM OPERATIONS
Net investment income	$93,146,855	$52,073,336	$7,252,636	$2,496,269
Net realized gain (loss) from investments	(17,833,282)	(14,193,330)	(476,994)	17,372
Unrealized appreciation (depreciation) from investments	26,967,449	(38,885,377)	1,421,359	(846,748)
Net increase (decrease) in net assets resulting from operations	102,281,022	(1,005,371)	8,197,001	1,666,893

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions paid:
Class I	(87,063,501)	(46,216,210)	(6,327,921)	(2,492,277)
Investor Class	(9,339,262)	(6,479,578)	(658,358)	(449)
Class A	(2,707,400)	(1,005,627)	(312,059)	(29,447)
Net decrease in net assets resulting from distributions to shareholders	(99,110,163)	(53,701,415)	(7,298,338)	(2,522,173)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	774,086,579	627,129,084	221,321,587	28,071,032
Investor Class	82,185,681	57,336,375	28,624,882	6,010
Class A	47,456,335	15,437,589	4,385,662	522,941
Net asset value of shares issued in reinvestment of distributions:
Class I	69,102,581	35,176,575	5,849,827	2,492,179
Investor Class	9,184,946	6,396,684	634,677	449
Class A	2,190,092	783,197	267,921	29,448
Payments for shares redeemed:
Class I	(466,372,015)	(292,473,007)	(63,794,542)	—
Investor Class	(64,553,529)	(46,902,969)	(4,587,675)	—
Class A	(17,716,419)	(4,991,680)	(245,034)	—
Net increase in net assets from shares of beneficial interest	435,564,251	397,891,848	192,457,305	31,122,059

TOTAL INCREASE IN NET ASSETS	438,735,110	343,185,062	193,355,968	30,266,779

NET ASSETS
Beginning of Year	1,076,760,993	733,575,931	30,266,779	—
End of Period/Year	$1,515,496,103	$1,076,760,993	$223,622,747	$30,266,779

SHARE ACTIVITY
Class I:
Shares Sold	79,994,255	63,366,646	22,597,478	2,814,701
Shares Reinvested	7,146,497	3,579,612	598,273	253,360
Shares Redeemed	(48,379,765)	(29,642,025)	(6,523,547)	—
Net increase in shares of beneficial interest outstanding	38,760,987	37,304,233	16,672,204	3,068,061

Investor Class:
Shares Sold	8,441,852	5,762,279	2,921,041	603
Shares Reinvested	943,664	647,464	64,667	46
Shares Redeemed	(6,638,705)	(4,741,830)	(467,645)	—
Net increase in shares of beneficial interest outstanding	2,746,811	1,667,913	2,518,063	649

Class A:
Shares Sold	4,905,391	1,560,840	448,791	52,734
Shares Reinvested	226,475	79,786	27,402	3,004
Shares Redeemed	(1,841,394)	(508,698)	(25,016)	—
Net increase in shares of beneficial interest outstanding	3,290,472	1,131,928	451,177	55,738

(1)	Holbrook Structured Income Fund commenced investment operations on May 2, 2022.

The accompanying notes are an integral part of these financial statements.

Holbrook Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Class I
	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	April 30, 2024		April 30, 2023		April 30, 2022	April 30, 2021		April 30, 2020
Net asset value, beginning of year	$9.65		$10.27		$10.67	$8.91		$10.13
Activity from investment operations:
Net investment income (1)	0.68		0.58		0.45	0.51		0.37
Net realized and unrealized gain (loss) on investments	0.08		(0.62)		(0.34)	1.86		(1.20)
Total from investment operations	0.76		(0.04)		0.11	2.37		(0.83)
Less distributions from:
Net investment income	(0.72)		(0.58)		(0.49)	(0.61)		(0.39)
Net realized gains	—		—		(0.01)	—		—
Return of Capital	—		—		(0.01)	—		—
Total distributions	(0.72)		(0.58)		(0.51)	(0.61)		(0.39)
Net asset value, end of year	$9.69		$9.65		$10.27	$10.67		$8.91
Total return (2)	8.17	% (6)	(0.34	)% (6)	0.92%	27.10	% (6)	(8.45	)% (6)
Net assets, at end of year (000s)	$1,309,324		$930,463		$606,759	$267,123		$97,721
Ratio of gross expenses to average net assets (3)	1.06	% (4)	1.08	% (4)	1.09%	1.13%		1.16	% (4)
Ratio of net expenses to average net assets	1.04	% (4)	1.06	% (4)	1.09%	1.28	% (7)	1.30	% (4,7)
Ratio of net investment income to average net assets	7.03	% (4,5)	5.85	% (4,5)	4.28%	4.98%		3.76	% (4,5)
Portfolio Turnover Rate	36%		36%		70%	74%		106%

	Investor Class
	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	April 30, 2024		April 30, 2022		April 30, 2022	April 30, 2021		April 30, 2020
Net asset value, beginning of year	$9.70		$10.32		$10.71	$8.92		$10.13
Activity from investment operations:
Net investment income (1)	0.64		0.52		0.40	0.46		0.33
Net realized and unrealized gain (loss) on investments	0.07		(0.61)		(0.33)	1.85		(1.20)
Total from investment operations	0.71		(0.09)		0.07	2.31		(0.87)
Less distributions from:
Net investment income	(0.64)		(0.53)		(0.44)	(0.52)		(0.34)
Net realized gains	—		—		(0.01)	—		—
Return of Capital	—		—		(0.01)	—		—
Total distributions	(0.64)		(0.53)		(0.46)	(0.52)		(0.34)
Net asset value, end of year	$9.77		$9.70		$10.32	$10.71		$8.92
Total return (2)	7.50	% (6)	(0.81	)% (6)	0.52%	26.37%		(8.81)%
Net assets, at end of year (000s)	$151,881		$124,060		$114,783	$68,727		$22,184
Ratio of gross expenses to average net assets (3)	1.56	% (4)	1.58	% (4)	1.59%	1.63%		1.66	% (4)
Ratio of net expenses to average net assets	1.54	% (4)	1.56	% (4)	1.59%	1.78	% (7)	1.80	% (4,7)
Ratio of net investment income to average net assets	6.54	% (4,5)	5.24	% (4,5)	3.77%	4.50%		3.38	% (4,5)
Portfolio Turnover Rate	36%		36%		70%	74%		106%

(1)	The net investment income per share data was determined using the average shares outstanding throughout each year.

(2)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Does not include expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(7)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Holbrook Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year

	Class A
	Year Ended		Year Ended		Period Ended
	April 30, 2024		April 30, 2023		April 30, 2022 (1)
Net asset value, beginning of year/period	$9.65		$10.27		$10.68
Activity from investment operations:
Net investment income (2)	0.66		0.56		0.34
Net realized and unrealized (loss) on investments	0.08		(0.62)		(0.42)
Total from investment operations	0.74		(0.06)		(0.08)
Less distributions from:
Net investment income	(0.68)		(0.56)		(0.31)
Net realized gains	—		—		(0.01)
Return of capital	—		—		(0.01)
Total distributions	(0.68)		(0.56)		(0.33)
Net asset value, end of year/period	$9.71		$9.65		$10.27
Total return (3)	7.97	% (7)	(0.52	)% (7)	(0.84	)% (5)
Net assets, at end of year/period (000s)	$54,291		$22,239		$12,034
Ratio of gross expenses to average net assets (4)	1.32	% (8)	1.33	% (8)	1.36	% (6)
Ratio of net expenses to average net assets	1.30	% (8)	1.31	% (8)	1.36	% (6)
Ratio of net investment income to average net assets	6.85	% (8,9)	5.66	% (8,9)	4.21	% (6)
Portfolio Turnover Rate	36%		36%		70	% (5)

(1)	Class A commenced investment operations on July 23, 2021.

(2)	The net investment income per share data was determined using the average shares outstanding throughout each period.

(3)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Not Annualized.

(6)	Annualized.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Does not include expenses of other investment companies in which the Fund invests.

(9)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Holbrook Structured Income Fund (1)
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year

	Class I			Investor Class			Class A
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	April 30, 2024	April 30, 2023		April 30, 2024	April 30, 2023		April 30, 2024	April 30, 2023
Net asset value, beginning of year/period	$9.69	$10.00		$9.69	$10.00		$9.68	$10.00
Activity from investment operations:
Net investment income (2)	1.04	0.97		1.02	0.99		1.04	1.03
Net realized and unrealized (loss) on investments	0.15	(0.33)		0.12	(0.39)		0.13	(0.42)
Total from investment operations	1.19	0.64		1.14	0.60		1.17	0.61
Less distributions from:
Net investment income	(1.06)	(0.95)		(0.99)	(0.91)		(1.02)	(0.93)
Total distributions	(1.06)	(0.95)		(0.99)	(0.91)		(1.02)	(0.93)
Net asset value, end of year/period	$9.82	$9.69		$9.84	$9.69		$9.83	$9.68
Total return (3)	12.85%	6.69	% (5)	12.37%	6.22	% (5)	12.66%	6.32	% (5)
Net assets, at end of year/period (000s)	$193,865	$29,721		$24,777	$6		$4,980	$540
Ratio of gross expenses to average net assets (4)	1.58%	2.36	% (6)	1.99%	2.86	% (6)	1.86%	2.61	% (6)
Ratio of net expenses to average net assets	1.50%	1.50	% (6)	1.99%	2.00	% (6)	1.75%	1.75	% (6)
Ratio of net investment income to average net assets	10.68%	9.90	% (6)	10.42%	10.05	% (6)	10.63%	10.56	% (6)
Portfolio Turnover Rate	15%	8	% (5)	15%	8	% (5)	15%	8	% (5)

(1)	Holbrook Structured Income commenced investment operations on May 2, 2022.

(2)	The net investment income per share data was determined using the average shares outstanding throughout the period.

(3)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

Holbrook Funds
Notes to Financial Statements
April 30, 2024

1.	ORGANIZATION

The Holbrook Income Fund and the Holbrook Structured Income Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Holbrook Income Fund Class I and Investor Class shares commenced investment operations on July 6, 2016, and the Holbrook Income Fund Class A shares commenced investment operations on July 23, 2021. The Holbrook Structured Income Fund Class I, Investor Class and Class A shares commenced investment operations on May 2, 2022. The investment objective of each Fund is as follows:

Fund Name	Investment Objective
Holbrook Income Fund	Current income
Holbrook Structured Income Fund	Current income and the opportunity for capital appreciation to produce a total return

The Funds offer Class I, Investor Class and Class A shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 1.25% and 2.25% for Holbrook Income Fund and Holbrook Structured Income Fund, respectively. All other classes of shares are sold at net asset value without an initial sales charge. Class I shares are not subject to 12b-1 distribution fees and have a higher minimum initial investment than the Investor Class and Class A shares. Each share class represents an interest in the same assets of that Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares of each Fund have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Securities listed on an exchange are valued at the last quoted sales price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily

Holbrook Funds
Notes to Financial Statements (Continued)
April 30, 2024

available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds may hold securities, such as private investments, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees of the Trust (the “Board”). The Board has appointed the Funds’ Adviser as its valuation designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability effectively to oversee the designee’s fair value determinations. The Valuation Designee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures approved by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures approved by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Holbrook Funds
Notes to Financial Statements (Continued)
April 30, 2024

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2024, for the Funds’ assets measured at fair value:

Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$—	$6,920,301	$6,920,301
Preferred Stocks	40,278,237	19,778,200	—	60,056,437
Asset Backed Securities	—	535,360,813	1,740,064	537,100,877
Corporate Bonds	286,182,737	442,450,854	—	728,633,591
U.S. Government & Agencies	—	126,956,708	—	126,956,708
Short-Term Investments	51,610,600	—	—	51,610,600
Total Assets	$378,071,574	$1,124,546,575	$8,660,365	$1,511,278,514

Structured Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Asset Backed Securities	—	199,409,889	—	$199,409,889
Corporate Bonds	—	3,061,744	—	3,061,744
Short-Term Investments	16,127,167	—	—	16,127,167
Total Assets	$16,127,167	$202,471,633	$—	$218,598,800

*	Refer to the Schedule of Investments for classifications.

Holbrook Funds
Notes to Financial Statements (Continued)
April 30, 2024

The following is a reconciliation for the Funds for which level 3 inputs were used in determining valuations.

				Change in
	Beginning	Accrued		unrealized					Ending
	balance April	Discount/	Total realized	appreciation/			Net Transfers	Net Transfer (out)	Balance April
Holbrook Income Fund	30, 2023	Premium	gain/(loss)	(depreciation)	Net Purchases	Net Sales	into Level 3	of Level 3	30, 2024
Atlas Financial Holding 6.25%	684,274	127,099	(938,810)	—	127,437	—	—	—	—
Atlas Financial Holding 12.25%*	2,365,356	—	—	1,935,291	400,661	—	—	(4,701,308)	—
Cooks Venture Inc.	3,378,375	—	—	34,125	—	(3,412,500)	—	—	—
HRR Funding, LLC Series 2021-1	1,966,490	—	—	(226,426)	—	—	—	—	1,740,064
Specialty Transportation Holdings, LLC*	—	—	—	2,218,993	—	—	4,701,308	—	6,920,301

*	Atlas Financial Holding 12.25% converted to Specialty Transportation Holdings, LLC during the year ended April 30, 2024

Quantitative disclosures of unobservable inputs and assumptions used by Holbrook Income Fund are below:

					Impact to valuation
	Fair Value	Valuation Techniques	Unobservable inputs	Input Range	from increase in input
HRR Funding, LLC 2021-1	1,740,064	Broker Quotes	Indictive value	80	Increase
Specialty Transportation Holdings, LLC	6,920,301	Discount Cash Flows	Discount Rate	7-10%	Increase
	$8,660,365

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and distributed monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is each Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken for open tax years 2021-2023 and open tax year 2023 for the Holbrook Income Fund and the Holbrook Structured Income Fund, respectively or expected to be taken for each Fund’s April 30, 2024 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where each of the Funds makes significant investments; however, each Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expense in the Statement of Operations. As of April 30, 2024, the Funds did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Holbrook Funds
Notes to Financial Statements (Continued)
April 30, 2024

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	PRINCIPAL INVESTMENT RISKS

The Funds’ investments in securities and financial instruments expose them to various risks, certain of which are discussed below. The Funds’ prospectus and statement of additional information include further information regarding the of risks associated with the Funds’ investments which include, but are not limited to:

Holbrook Income Fund: Baby Bonds Risk, Business Development Company (“BDC”) Risk, Cash Position Risk, Closed-End Fund Risk, Collateralized Loan Obligations Risk, Credit Risk, Currency Risk, Cybersecurity Risk, Derivatives Risk, Emerging Markets Risk, Financial Services Sector Risk, Fixed Income Securities Risk, Foreign (Non-U.S.) Investment Risk, Gap Risk, High Yield Risk, Industry Concentration Risk, Investment Companies and Exchange-Traded Funds (“ETFs”) Risk, Large Shareholder Transaction Risk, LIBOR Risk, Liquidity Risk, Management Risk, Market Risk, Market Events Risk, Portfolio Turnover Risk, Preferred Stock Risk, Quantitative Investing Risk, Treasury Inflation Protected Securities Risk, Underlying Fund Risk, U.S. Government Securities Risk, Valuation Risk and Volatility Risk.

Holbrook Structured Income Fund: Cash Position Risk, Collateralized Loan Obligations Risk, Concentration in Certain Mortgage-Backed Securities Risk, Credit Risk, Currency Risk, Cybersecurity Risk, Derivatives Risk, Emerging Markets Risk, Extension Risk, Fixed Income Securities Risk, Floating or Variable Rate Securities Risk, Foreign (Non-U.S.) Investment Risk, Gap Risk, High Yield Risk, Illiquid Investments Risks, Industry Concentration Risk, Interest Rate Risk, Large Shareholder Transactions Risk, Leveraging Risk, LIBOR Risk, Liquidity Risk, Management Risk, Market Risk, Market Events Risk, Mezzanine Securities Risk, Mortgage-Backed and Asset-Backed Securities Risk, New Fund Risk, Portfolio Turnover Risk, Prepayment Risk, Rating Agencies Risks, Residential Loans and Mortgages Risk, Sector Risk, Structured Products Risk, Treasury Inflation Protected Securities Risk, Unrated Securities Risks, U.S. Government Securities Risk, Valuation Risk and Volatility Risk.

Baby Bonds Risk – The primary risk associated with Holbrook Income Fund’s investments in baby bonds is that the issuer or insurer of a baby bond may default on principal and/or interest payments when due on the baby bond. Such a default would have the effect of lessening the income generated by the Fund and/or the value of the baby bonds. Baby bonds are also subject to typical credit ratings risks associated with other fixed-income instruments. Baby bond securities are classified as Corporate Bonds on the Schedule of Investments.

Collateralized Loan Obligations Risk – The Funds are subject to certain risks as a result of its investments in CLOs. The CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio. The experience of a CLO manager plays an important role in the rating and risk assessment of CLO debt securities. One of the primary risks to investors of a CLO is the potential change in CLO manager, over which the Funds will have no control. The Funds may be adversely affected by new (or revised) laws or regulations that may be imposed by government regulators or self-regulatory organizations that supervise the financial markets. Changes in the regulation of CLOs may adversely affect the value of the investments held by the Funds and the ability of the Funds to execute their investment strategies. CLO debt securities are limited recourse obligations of their issuers. CLO investors must rely solely on distributions from the underlying assets for payments on the CLO debt they hold. CLO debt is not guaranteed by the issuer or any other party. If income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment. CLO debt securities may be subject to redemption. In the event of an early redemption, holders of the CLO debt being redeemed will be repaid earlier than the stated maturity of the debt. The timing of redemptions may adversely affect the returns on CLO debt. The CLO manager may not find suitable assets in which to invest during the reinvestment period or to replace assets that the manager has determined are no longer suitable for investment. Additionally, there is a risk that the reinvestment period may terminate early if, for example, the CLO defaults on payments on the securities which it issues or if the CLO

Holbrook Funds
Notes to Financial Statements (Continued)
April 30, 2024

manager determines that it can no longer reinvest in underlying assets. Early termination of the reinvestment period could adversely affect a CLO investment.

Fixed Income Securities Risk – Fixed income securities are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration, and liquidity risk. In addition, current market conditions may pose heightened risks for fixed income securities. When the Funds invest in fixed income securities, the value of your investment in the Funds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Funds. Moreover, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which has reduced the liquidity and may increase the volatility for such fixed income securities. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. Longer-term securities may be more sensitive to interest rate changes.

LIBOR Risk – The London Interbank Offered Rate, (“LIBOR”) was a leading floating rate benchmark used in loans, corporate and municipal bonds, asset-backed and mortgage-backed securities, interest rate swaps, notes, derivatives and other instruments or investments. In 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On July 27, 2017, the United Kingdom Financial Conduct Authority announced the gradual phase out of LIBOR rates with nearly all publications of LIBOR on a representative basis having ceased as of June 20, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate (“SOFR”), a broad measure of secured overnight U.S. Treasury repo rates, as the preferred alternative rate to U.S. dollar LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. Uncertainty related to the liquidity impact of the changes in rates, negative effects on the valuation of the Fund’s investments, and how to appropriately adjust these rates at the time of transition, poses risk for the Fund.

Market Risk – Overall market risk may affect the value of individual instruments in which the Funds invests. The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Funds’ performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the bond and other markets, volatility in the securities markets, adverse investor sentiment and political events effect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Funds’ assets can decline as can the value of the Funds’ distributions. When the value of the Funds’ investments go down, your investment in the Funds decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments and could result in decreases to the Funds’ net asset values. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Funds and

Holbrook Funds
Notes to Financial Statements (Continued)
April 30, 2024

their investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect the Funds’ performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Preferred Stock Risk – The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock. The value of preferred stocks will usually react more strongly than bonds and other debt securities to actual or perceived changes in issuer’s financial condition or prospects and may be less liquid than common stocks.

Structured Products Risk – The Funds may invest in Structured Products, including CLOs, CDOs, CMOs, and other asset-backed securities and debt securitizations. Some Structured Products have credit ratings, but are typically issued in various classes with various priorities. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for Structured Products that qualify for Rule 144A transactions. The senior and junior tranches of Structured Products may have floating or variable interest rates based on LIBOR or an alternative reference rate and are subject to the risks associated with securities tied to LIBOR, including the risks associated with the replacement of LIBOR with an alternative reference rate. The Funds may also invest in the equity tranches of a Structured Product, which typically represent the first loss position in the Structured Product, are unrated and are subject to higher risks. Equity tranches of Structured Products typically do not have a fixed coupon and payments on equity tranches will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates based on SOFR or an alternative reference rate.

4.	INVESTMENT TRANSACTIONS

For the year ended April 30, 2024, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Funds were as follows:

Fund	Purchase	Sales
Holbrook Income Fund	$1,210,159,177	$463,608,206
Holbrook Structured Income Fund	226,709,178	10,892,094

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Holbrook Holdings, Inc. serves as the Funds’ Investment Advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly based on average daily net assets as shown in the table below.

The Advisor has contractually agreed to reduce its fees and/or absorb the Funds’ expenses (The “Waiver Agreement”), until at least September 1, 2024, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses (such as litigation)) do not exceed the expense limitation shown in the table below, and is based on the Funds’ average daily net assets and is subject to possible recoupment (or recapture) from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment (or recapture)

Holbrook Funds
Notes to Financial Statements (Continued)
April 30, 2024

can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and within three years of such waiver or reimbursement, the Funds’ Operating Expenses are subsequently less than what is shown in the table below of average daily net assets, the Advisor shall be entitled to recoupment or recapture from the Funds’ for such waived fees or reimbursed expenses provided that such recoupment (or recapture) does not cause the Funds’ expenses to exceed what is shown in the table below of average daily net assets. If Fund Operating Expenses attributable to Class I, Investor Class and Class A shares subsequently exceed what is shown in the table below per annum of the average daily net assets, the recoupment (or recapture) shall be suspended. During the year ended April 30, 2024, the Advisor waived the expenses in the table below.

						Management
						Fee Waived/
	Investment	Expenses Limitation				Expenses Reimbursed	Affiliated
Fund	Advisory Fee	Cl I	Cl INV	Cl A	Expires	YTD 4/30/2024	Fees Waived
Holbrook Income Fund	0.80%	1.30%	1.80%	1.55%	9/1/2024	$—	$(185,071)
Holbrook Structured Income Fund	1.00%	1.50%	2.00%	1.75%	9/1/2024	(51,234)	—

The Advisor waived $215,708 and $51,234 in expenses for the Holbrook Structured Income Fund which may be recaptured by April 30, 2026, and April 30, 2027, respectively.

In addition, during the year, the Holbrook Income Fund invested in the Holbrook Structured Income Fund. The Advisor is waiving its investment advisory fee on the daily net assets of Holbrook Income Fund that were invested in the Holbrook Structured Income Fund. These fee waivers are not recapturable by the Advisor.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% and 1.00% of its average daily net assets for Class A and Investor class share, respectively. Currently, the Funds’ Trustees have set the 12b-1 fee level at 0.50% for the Funds’ Investor Class shares. These fees are paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts not otherwise required to be provided by the Advisor. For the year ended April 30, 2024, pursuant to the Plan, the fund paid the following 12b-1 fees:

Fund	Class A	Class Inv
Holbrook Income Fund	$94,392	$711,701
Holbrook Structured Income Fund	7,340	31,601

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class I, Investor Class and Class A shares. For the year ended April 30, 2024, the Distributor received the following underwriter commissions:

Fund	Class I	Class Inv	Class A
Holbrook Income Fund	$—	$—	$41,165
Holbrook Structured Income Fund	—	—	2,430

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Funds Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Funds for serving in such capacities.

Holbrook Funds
Notes to Financial Statements (Continued)
April 30, 2024

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

6.	AFFILATED INVESTMENTS

Investments which were affiliates of the Funds as of April 30, 2024, are noted in the Schedules of Investments. A summary of Holbrook Income Fund’s investment in the affiliated investment, Holbrook Structured Income Fund, which is managed by the Advisor, is detailed below:

Amount of
Gain (Loss)
							Change in	Dividends	Realized on
					Shares at		Unrealized	Credited to	Sale of
Fund	Affiliated Holding	Shares at 4/30/23	Purchases	Sales	4/30/2024	Fair Value	Gain/(Loss)	Income	Shares
Holbrook Income Fund	Holbrook Structured Income Fund	3,068,060	1,060,296	4,128,356	—	$—	833,576	$2,498,225	(564,762)

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Income Fund	$1,551,008,068	$22,214,851	$(60,798,005)	$(38,583,154)
Structured Income Fund	$218,024,189	$877,810	$(303,199)	$574,611

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended April 30, 2024, and April 30, 2023, was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
4/30/2024	Income	Capital Gains	Capital	Total
Holbrook Income Fund	$98,728,423	$—	$—	$98,728,423
Holbrook Structured Income Fund	7,298,338	—	—	7,298,338

For fiscal year ended	Ordinary	Long-Term	Return of
4/30/2023	Income	Capital Gains	Capital	Total
Holbrook Income Fund	$52,802,047	$—	$—	$52,802,047
Holbrook Structured Income Fund	2,522,173	—	—	2,522,173

Holbrook Funds
Notes to Financial Statements (Continued)
April 30, 2024

As of April 30, 2024, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Holbrook Income Fund	$4,524,379	$—	$(10,209,719)	$(24,287,048)	$(1,903,156)	$(38,583,154)	$(70,458,698)
Holbrook Structured Income Fund	65,054	—	(392,493)	(177,790)	—	574,611	$69,382

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized losses, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales, trust preferred securities, partnerships and adjustments for accrued dividends payable. The difference between book basis and tax basis undistributed net investment income/loss) and other book/tax adjustments is primarily attributable to the adjustments for accrued dividends payable.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses as follows:

Late Year
Losses
Holbrook Income Fund	$113,721
Holbrook Structured Income Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Holbrook Income Fund	$10,095,998
Holbrook Structured Income Fund	392,493

At April 30, 2024, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

	Short-Term	Long-Term	Total	CLCF Utilized
Holbrook Income Fund	$8,646,278	$15,640,770	$24,287,048	$—
Holbrook Structured Income Fund	—	177,790	177,790	—

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2024, the shareholders that own 25% or more of the voting securities are as follows:

	Structured
Owner	Income Fund	Income Fund
Charles Schwab & Co., Inc.	49%	67%
National Financial Services LLC	26%

Holbrook Funds
Notes to Financial Statements (Continued)
April 30, 2024

10.	RECENT REGULATORY UPDATES

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Holbrook Income Fund and Holbrook Structured Income Fund, and the Board of Trustees of Two Roads Shared Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Two Roads Shared Trust comprising the funds listed below (the “Funds”) as of April 30, 2024, the related statements of operations, the statements of changes in net assets, the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of their operations, the changes in net assets, and the financial highlights for each periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Holbrook Income Fund	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023 and 2022
Holbrook Structured Income Fund	For the year ended April 30, 2024	For the year ended April 30, 2024 and for the period May 2, 2022 (commencement of operations) through April 30, 2023	For the year ended April 30, 2024, and for the period May 2, 2022 (commencement of operations) through April 30, 2023

Holbrook Income Fund’s financial highlights for the years ended April 30, 2021, and prior, were audited by other auditors whose report dated June 29, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2022.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
June 28, 2024

Holbrook Funds
Supplemental Information (Unaudited)
April 30, 2024

Approval of Advisory Agreement

Holbrook Funds

At a meeting held on March 19–20, 2024 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between Holbrook Holdings, Inc. (“Holbrook” or the “Adviser”) and the Trust, on behalf of the Holbrook Income Fund and Holbrook Structured Income Fund (each a “Fund,” and together the “Holbrook Funds” or the “Funds”).

In connection with the Board’s consideration of the Advisory Agreement with respect to each of the Funds, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services provided to the Funds by Holbrook; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of each Fund’s advisory fees and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity; and information security and (viii) information regarding the performance record of each Fund as compared to other mutual funds with similar investment strategies.

Throughout the process, including at the Meeting, the Board had numerous opportunities to ask questions of and request additional materials and information from Holbrook. The Board was advised by, and met in executive sessions with, the Board’s independent legal counsel and received a memorandum from such independent counsel regarding its responsibilities under applicable law. The Board also noted that the evaluation process with respect to the Adviser is an ongoing one and that in this regard, the Board took into account discussions with management and information provided to the Board at and between prior meetings with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Adviser. The Board noted that the information received and considered by the Board in connection with the Meeting and throughout the year was both written and oral. The Board considered renewal of the Advisory Agreement with respect to each Fund separately.

Matters considered by the Board in connection with its approval of the Advisory Agreement with respect to each of the Funds included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Holbrook related to the Advisory Agreement with respect to each Fund, including: the Advisory Agreement; a description of the manner in which investment decisions are made and executed; a review of the financial condition of Holbrook; an overview of the personnel that perform advisory, compliance, and operational services for the Funds; a quarterly written report containing Holbrook’s performance commentary; Holbrook’s compliance program, including its business continuity policy, cybersecurity policies, and a code of ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the Investment Company Act of 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); information regarding risk management processes and liquidity management; an annual review of the operation of Holbrook’s compliance program; information regarding the Adviser’s compliance and regulatory history; information regarding the Adviser’s valuation process; and an independent report prepared by Broadridge, an independent third-party data provider, analyzing the performance record, fees, and expenses of each of the Funds as compared to those of a respective peer group (“Peer Group”) of other mutual funds with similar investment strategies as selected by Broadridge.

Holbrook Funds
Supplemental Information (Unaudited) (Continued)
April 30, 2024

In considering the nature and quality of services provided by Holbrook under the Advisory Agreement with respect to each Fund, the Board considered the level and sophistication of Holbrook’s employees’ asset management, risk management, operations, and compliance experience.

The Board also noted that on a regular basis it has received and reviewed information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluations of the regulatory compliance systems of the Adviser. The Board noted the CCO’s analysis that Holbrook’s compliance, risk management, and associated policies appeared to be operating effectively overall and that its policies and procedures were reasonably designed to prevent violations of federal securities laws. The Board also considered the significant risks assumed by Holbrook in connection with the services provided to the Funds, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory, and compliance risks with respect to each Fund.

In considering the nature, extent, and quality of the services provided by Holbrook, the Board took into account its knowledge, acquired through discussions and reports during the preceding year and in past years, of Holbrook’s management and the quality of the performance of Holbrook’s duties. The Board concluded that Holbrook had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures to perform its duties under the Advisory Agreement with respect to each of the Funds and that the nature, overall quality, and extent of the advisory services provided by Holbrook to each Fund were satisfactory and reliable.

Performance. In considering each Fund’s performance, the Board noted that it reviews information about each Fund’s performance results at its regularly scheduled meetings. Among other data, the Board considered each Fund’s performance as compared to a benchmark index and against the performance of its Peer Group and Morningstar category. The Board noted that while it found the data provided by the independent third-party generally useful, it recognized the data’s limitations, including in particular that data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the funds in the Peer Group. The Board also noted differences in the investment strategies of each Fund relative to the funds in its Peer Group.

With respect to each of the Funds, the Board considered, among other performance data, the performance of each Fund for the one-year, three-year, five-year and since inception periods ended December 31, 2023, and for the Holbrook Income Fund for the three-year and five-year periods ended December 31, 2023, as applicable, as compared to the respective Fund’s Peer Group, its Morningstar category, and a benchmark index. The Board also took into account management’s discussion of the performance of each of the Funds, including the quarterly written reports containing the Adviser’s performance commentaries.

With respect to the Holbrook Income Fund, the Board considered that the Fund had outperformed the median of its Morningstar category and Peer Group and the benchmark index for each of the one-year, three-year, five-year, and since inception periods. The Board concluded that the overall performance of the Fund was satisfactory.

With respect to the Holbrook Structured Income Fund, the Board considered that the Fund outperformed the median of both its Peer Group and Morningstar category and the benchmark index for the one-year and since inception periods. The Board also took into account the relatively short operational history of the Fund. The Board concluded that the overall performance of the Fund was satisfactory.

Holbrook Funds
Supplemental Information (Unaudited) (Continued)
April 30, 2024

Fees and Expenses. Regarding the costs of the services provided by Holbrook with respect to each Fund, the Board considered, among other data, a comparison of each Fund’s contractual advisory fee and net expense ratio to those of the funds in its Peer Group and Morningstar category. The Board noted that while it found the data provided by the independent third-party generally useful, it recognized the data’s limitations, including potential differences in the investment strategies of each Fund relative to the funds in its Peer Group, as well as the level, quality, and nature of the services provided by the Adviser with respect to each Fund.

The Board also took into account Holbrook’s discussion of the fees and expenses of each of the Funds.

With respect to the Holbrook Income Fund, the Board noted that the Fund’s contractual advisory fee was above the median of each of its Peer Group and Morningstar category but was not the highest of its Morningstar category. The Board also considered that the net expenses of the Fund were above the median of its Peer Group and Morningstar category.

The Board considered a peer group prepared by Holbrook and noted that Holbrook had agreed to waive its fees and/or reimburse Fund expenses to limit total annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) taxes; (iii) interest; (iv) brokerage commissions; (v) expenses incurred in connection with any merger or reorganization; (vi) underlying fund fees and expenses; or (vii) extraordinary expenses such as litigation) to 1.30%, 1.80% and 1.55% for Class I, Investor Class and Class A shares, respectively, although the Fund had operated below these expense limits in the prior year. The Board also considered the sophistication and complexity of the portfolio management with respect to the Fund’s strategy.

With respect to the Holbrook Structured Income Fund, the Board noted that that the Fund’s contractual advisory fee was above the median of each of its Peer Group and Morningstar category but was not the highest of its Morningstar category. The Board also considered that the net expenses of the Fund were above the median of its Peer Group and Morningstar category but were not the highest of its Peer Group or Morningstar category.

The Board took into account that Holbrook had agreed to waive its fees and/or reimburse Fund expenses to limit total annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) taxes; (iii) interest; (iv) brokerage commissions; (v) expenses incurred in connection with any merger or reorganization; (vi) underlying fund fees and expenses; or (vii) extraordinary expenses such as litigation) to 1.50%, 2.00% and 1.75% for Class I, Investor Class and Class A shares, respectively. The Board also considered the impact of the Fund’s current asset level on expenses given its limited operating history and the sophistication and complexity of the portfolio management with respect to the Fund’s strategy.

The Board noted that Holbrook did not manage any other accounts or funds that are similarly managed to the Funds. The Board also noted the Adviser’s discussion of investments in underlying funds and that the nature and level of services provided to each Fund are not duplicative of the services provided by advisers to those underlying funds and that any advisory fees of an underlying affiliated fund are waived.

Based on the factors above, the Board concluded that the advisory fee for each of the Funds was not unreasonable.

Profitability. The Board considered Holbrook’s profitability and whether these profits were excessive in light of the services provided to the Funds. The Board reviewed a profitability analysis prepared by Holbrook based on current asset levels of the Funds. The Board also took into account the Adviser’s discussion of its profitability as well as its past fee waivers and reimbursements with respect to each Fund. The Board noted the direct and indirect costs of operating the Funds in the Adviser’s analysis and concluded that, factoring all applicable costs, Holbrook’s net profitability from the Advisory Agreement with respect to each of the Funds, and related to the Funds as a whole, was not excessive.

Holbrook Funds
Supplemental Information (Unaudited) (Continued)
April 30, 2024

Economies of Scale. The Board considered whether Holbrook would realize economies of scale with respect to its management of each of the Funds as the Funds grew and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board noted that the advisory fee with respect to each Fund did not currently have breakpoints. The Board considered the profitability analysis provided by Holbrook and the Adviser’s discussion of the same, including both direct and indirect costs borne by the Adviser in managing the Funds, as well as the Adviser’s discussion of the current fee structure. The Board also took into account the Adviser’s view that as a Fund’s assets increase over time, a Fund may realize other economies of scale, but that based on the complexity of the Funds such economies of scale may be more difficult to achieve with respect to the Funds than under other circumstances. The Board also considered that the Adviser may share potential economies of scale from its advisory business in a variety of ways, including through services that benefit shareholders, competitive advisory fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders. The Board noted the current asset levels of the Holbrook Structured Income Fund and concluded that it would continue to consider in the future the extent to which economies of scale may exist.

Other Benefits. The Board considered the character and amount of any other direct and incidental benefits received by Holbrook from its association with the Funds. The Board also considered that Holbrook believed certain benefits may result from the relationship as well as from the use of soft dollars. The Board concluded that such benefits are reasonable.

Conclusion. The Board, having requested and received such information from Holbrook as it believed reasonably necessary to evaluate the terms of the Advisory Agreement with respect to each Fund, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of Advisory Agreement for an additional one-year term was in the best interests of each of the Funds and its shareholders.

In considering the Advisory Agreement renewal with respect to each Fund, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of each Fund’s performance and operations throughout the year.

Holbrook Funds
Expense Example (Unaudited)
April 30, 2024

As a shareholder of the Holbrook Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions contingent deferred sales charges (CDSCs) and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Funds’ expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Holbrook Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023, through April 30, 2024.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Annualized	Ending	Expenses
	Account	Expense Ratio	Account	Paid During
	Value 11/1/2023	For the period	Value 4/30/2024	the Period*
Actual
Holbrook Income Fund - Class I	$1,000.00	1.06%	$1,036.90	$5.28
Holbrook Income Fund - Investor Class	1,000.00	1.55%	1,034.10	7.80
Holbrook Income Fund - Class A	1,000.00	1.31%	1,036.20	6.56
Holbrook Structured Income Fund - Class I	1,000.00	1.50%	1,064.90	7.70
Holbrook Structured Income Fund - Investor Class	1,000.00	1.98%	1,063.50	10.19
Holbrook Structured Income Fund - Class A	1,000.00	1.75%	1,064.60	8.98

	Beginning	Annualized	Ending	Expenses
	Account	Expense Ratio	Account	Paid During
	Value 11/1/2023	For the period	Value 4/30/2024	the Period*
Hypothetical
Holbrook Income Fund - Class I	$1,000.00	1.06%	$1,019.68	$5.24
Holbrook Income Fund - Investor Class	1,000.00	1.55%	1,017.20	7.73
Holbrook Income Fund - Class A	1,000.00	1.31%	1,018.42	6.51
Holbrook Structured Income Fund - Class I	1,000.00	1.50%	1,017.40	7.52
Holbrook Structured Income Fund - Investor Class	1,000.00	1.98%	1,014.99	9.95
Holbrook Structured Income Fund - Class A	1,000.00	1.75%	1,016.16	8.77

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Holbrook Funds
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2024

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008), Independent Director, OCHEE LP (2021-present)	2	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); iDirect Private Markets Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018); OHA CLO Enhanced Equity II Genpar LLP (since 2021) and Carlyle Credit Income Fund (since September 2023)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	2	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); iDirect Private Markets Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman McGowan PLLC (legal services)(Since 2016)	2	iDirect Private Markets Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean and Professor (since 2019) of Chicago-Kent College of Law, Illinois Institute of Technology; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017- 2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	2	iDirect Private Markets Fund (since 2014); Centerstone Investors Trust (2016-2021)

4/30/24 – Two Roads v1

Holbrook Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2024

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012- present); Vice President (2004 to 2012); Ultimus Fund Solutions LLC	N/A	N/A
Laura Szalyga Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Ultimus Fund Solutions LLC (since 2015); Assistant Vice President, Ultimus Fund Solutions LLC (2011-2014)	N/A	N/A
Timothy Burdick Year of Birth: 1986	Vice President Since Aug. 2022 Secretary Since Aug. 2022	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of April 30, 2024.

**	As of April 30, 2024, the Trust was comprised of 28 active portfolios managed by nine unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. As of April 30, 2024, the Funds did not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-345-8646.

4/30/24 – Two Roads v1

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.

Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-631-490-4300

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Funds votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-877-345-8646 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-345-8646.

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Funds’ investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Investment Advisor
Holbrook Holdings Inc
3225 Cumberland Blvd SE Suite 100
Atlanta, GA 30339

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Holbrook-AR24

(b) not applicable.

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       N/A

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that Mark Gersten and Neil M. Kaufman are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten and Mr. Kaufman are independent for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2024	2023
Holbrook Income Fund	17,000	16,500
Holbrook Structured Income Fund	17,000	16,500

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2024	2023
Holbrook Income Fund	3,200	3,200
Holbrook Structured Income Fund	3,200	3,200

(d)	All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for each of the last two fiscal years are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.
(h)	Not applicable.
(i) (j)	Not applicable. Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6. INVESTMENTS. - Schedule of investments in securities of unaffiliated issuers is included under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment companies.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer/President
Date: July 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer/President
Date: July 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer/Treasurer
Date: July 5, 2024